Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350

AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ohio Legacy Corp (the “Company”) on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Principal Accounting Officer hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ L. DWIGHT DOUCE
L. Dwight Douce,
President, Chief Executive Officer and Director

By:	/s/ ERIC S. NADEAU
Eric S. Nadeau
Chief Financial Officer and Vice President

August 8, 2003